Exhibit 99.1

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-5

Friedman Billings Ramsey

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
4.501 - 5.000	2	969,489.06	0.12	4.940	682	76.00
5.001 - 5.500	74	18,943,809.78	2.41	5.397	655	75.40
5.501 - 6.000	380	88,955,586.96	11.33	5.844	648	74.15
6.001 - 6.500	496	102,596,414.97	13.07	6.306	638	76.52
6.501 - 7.000	762	155,967,978.26	19.87	6.792	629	77.36
7.001 - 7.500	544	101,939,190.16	12.99	7.282	621	77.56
7.501 - 8.000	518	90,262,134.23	11.50	7.770	599	77.53
8.001 - 8.500	338	53,420,724.16	6.81	8.274	582	79.75
8.501 - 9.000	528	58,381,693.81	7.44	8.778	589	83.88
9.001 - 9.500	311	30,048,275.60	3.83	9.305	572	84.54
9.501 - 10.000	574	39,733,853.09	5.06	9.861	601	90.34
10.001 - 10.500	282	17,820,333.70	2.27	10.307	603	91.28
10.501 - 11.000	224	14,920,090.58	1.90	10.751	599	91.88
11.001 - 11.500	55	4,250,933.85	0.54	11.266	579	89.06
11.501 - 12.000	129	6,155,816.47	0.78	11.916	607	97.47
12.001 - 12.500	7	366,692.21	0.05	12.206	576	85.70
12.501 - 13.000	4	245,847.56	0.03	12.797	591	92.31

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

Min: 4.940
Max: 13.000
Weighted Average: 7.485

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	944	31,206,210.09	3.98	9.977	631	95.14
50,000.01 - 100,000.00	1,182	88,206,762.33	11.24	8.697	615	83.95
100,000.01 - 150,000.00	973	121,226,234.50	15.44	7.685	610	78.40
150,000.01 - 200,000.00	764	132,471,994.35	16.88	7.247	608	76.92
200,000.01 - 250,000.00	503	112,588,120.15	14.34	7.163	615	77.59
250,000.01 - 300,000.00	345	94,803,037.50	12.08	7.089	615	77.56
300,000.01 - 350,000.00	196	63,407,246.24	8.08	7.068	628	77.98
350,000.01 - 400,000.00	135	50,542,324.40	6.44	6.955	622	78.48
400,000.01 - 450,000.00	66	28,009,430.85	3.57	7.069	629	80.54
450,000.01 - 500,000.00	68	32,384,799.67	4.13	6.922	626	79.43
500,000.01 - 550,000.00	25	12,980,315.14	1.65	7.090	625	79.83
550,000.01 - 600,000.00	13	7,484,224.48	0.95	7.065	623	76.64
600,000.01 - 650,000.00	6	3,813,305.01	0.49	6.002	653	74.75
650,000.01 - 700,000.00	2	1,317,099.64	0.17	6.600	745	70.00
700,000.01 - 750,000.00	1	716,800.00	0.09	6.810	658	80.00
750,000.01 - 800,000.00	5	3,820,960.10	0.49	6.288	634	77.00

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

Min: $921.21
Max: $790,342.24
Average: $150,148.98

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28	2,287	393,534,646.78	50.13	7.590	593	77.51
ARM 2/28 - 60 mo. IO	407	105,734,994.18	13.47	6.788	655	79.65
ARM 2/28 - Balloon 40/30	281	63,933,516.99	8.14	6.608	637	77.55
ARM 5/25	317	56,917,302.30	7.25	7.133	617	77.63
Fixed - Balloon 30/15	1,057	51,386,559.99	6.55	10.012	646	99.36
Fixed 30 yr	278	43,551,906.37	5.55	6.912	637	72.55
ARM 5/25 - 60 mo. IO	74	18,988,943.89	2.42	6.522	654	77.77
Fixed 20 yr	339	18,184,569.77	2.32	9.769	648	95.11
ARM 5/25 - Balloon 40/30	56	12,740,391.01	1.62	6.378	646	76.33
ARM 3/27	49	8,865,958.19	1.13	7.370	602	73.67
ARM 3/27 - 60 mo. IO	15	3,573,799.89	0.46	6.644	641	79.40
Fixed 15 yr	35	3,414,699.61	0.44	7.166	647	71.97
ARM 3/27 - Balloon 40/30	10	2,370,475.70	0.30	7.216	622	76.41
Fixed 10 yr	14	784,134.87	0.10	8.124	620	69.65
Fixed - Balloon 40/30	2	471,514.12	0.06	5.919	693	66.03
Fixed 25 yr	5	410,731.55	0.05	7.984	585	67.79
Fixed - Balloon 20/15	2	114,719.24	0.01	11.389	633	100.00

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable	3,149	587,615,645.23	74.86	7.358	609	77.87
Adjustable Balloon	347	79,044,383.70	10.07	6.589	638	77.32
Fixed	671	66,346,042.17	8.45	7.729	640	78.64
Fixed Balloon	1,061	51,972,793.35	6.62	9.978	646	99.06

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

Debt-to-Income Ratio (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 5.00	1	70,873.91	0.01	8.650	790	100.00
5.01 - 10.00	5	262,958.53	0.03	8.380	592	67.26
10.01 - 15.00	29	3,900,317.64	0.50	7.238	627	74.33
15.01 - 20.00	89	11,461,091.71	1.46	6.991	613	72.29
20.01 - 25.00	214	24,656,375.77	3.14	7.546	606	77.69
25.01 - 30.00	328	42,703,211.01	5.44	7.345	607	76.79
30.01 - 35.00	590	80,841,532.83	10.30	7.414	620	77.17
35.01 - 40.00	832	117,391,006.36	14.95	7.442	618	79.18
40.01 - 45.00	1,223	181,913,492.55	23.17	7.499	622	80.06
45.01 - 50.00	1,719	285,506,233.78	36.37	7.551	619	80.71
50.01 - 55.00	198	36,271,770.36	4.62	7.499	582	75.98

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

Min: 5.00
Max: 55.00
Weighted Average: 41.65

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	801	150,767,482.13	19.21	7.427	613	77.88
2	3,009	496,431,850.11	63.24	7.319	615	78.34
3	1,258	130,207,904.55	16.59	8.036	628	83.43
4	113	5,066,275.68	0.65	10.008	640	98.27
5	33	1,533,327.30	0.20	10.443	658	98.83
6	12	823,308.59	0.10	9.415	637	93.61
8	2	148,716.09	0.02	10.552	607	92.59

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

Min: 1
Max: 8
Weighted Average: 2

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	3,833	716,981,711.29	91.34	7.242	614	77.39
2	1,395	67,997,153.16	8.66	10.052	647	99.30

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.01 - 10.00	1	56,818.21	0.01	7.592	593	9.42
10.01 - 15.00	2	119,437.94	0.02	7.479	657	13.58
15.01 - 20.00	5	424,469.95	0.05	7.081	626	19.36
20.01 - 25.00	14	1,298,824.91	0.17	7.233	596	22.40
25.01 - 30.00	13	1,420,533.81	0.18	7.482	596	28.02
30.01 - 35.00	18	2,089,858.70	0.27	6.987	596	33.18
35.01 - 40.00	15	1,945,269.15	0.25	7.198	614	37.86
40.01 - 45.00	22	2,798,779.93	0.36	6.884	598	42.41
45.01 - 50.00	36	5,061,628.51	0.64	7.297	596	47.70
50.01 - 55.00	52	8,140,482.49	1.04	6.895	596	52.73
55.01 - 60.00	121	20,881,459.43	2.66	6.975	600	57.91
60.01 - 65.00	137	21,755,475.59	2.77	7.058	595	63.29
65.01 - 70.00	293	51,408,255.56	6.55	7.312	588	68.65
70.01 - 75.00	358	71,747,888.80	9.14	7.072	594	73.95
75.01 - 80.00	2,160	417,073,758.92	53.13	7.057	628	79.80
80.01 - 85.00	235	46,170,152.94	5.88	8.135	581	84.56
85.01 - 90.00	286	50,306,999.90	6.41	7.854	619	89.40
90.01 - 95.00	167	19,501,965.30	2.48	9.365	591	94.78
95.01 - 100.00	1,293	62,776,804.41	8.00	10.060	647	99.90

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

Min: 9.42
Max: 100.00
Weighted Average: 79.28

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Original CLTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.01 - 10.00	1	56,818.21	0.01	7.592	593	9.42
10.01 - 15.00	2	119,437.94	0.02	7.479	657	13.58
15.01 - 20.00	5	424,469.95	0.05	7.081	626	19.36
20.01 - 25.00	14	1,298,824.91	0.17	7.233	596	22.40
25.01 - 30.00	13	1,420,533.81	0.18	7.482	596	28.02
30.01 - 35.00	18	2,089,858.70	0.27	6.987	596	33.18
35.01 - 40.00	15	1,945,269.15	0.25	7.198	614	37.86
40.01 - 45.00	22	2,798,779.93	0.36	6.884	598	42.41
45.01 - 50.00	36	5,061,628.51	0.64	7.297	596	47.70
50.01 - 55.00	52	8,140,482.49	1.04	6.895	596	52.73
55.01 - 60.00	121	20,881,459.43	2.66	6.975	600	57.91
60.01 - 65.00	134	21,409,373.18	2.73	7.063	594	63.28
65.01 - 70.00	253	45,969,276.99	5.86	7.415	583	68.51
70.01 - 75.00	287	57,751,297.31	7.36	7.225	586	73.79
75.01 - 80.00	804	148,094,080.51	18.87	7.412	597	79.55
80.01 - 85.00	247	48,449,831.65	6.17	8.036	583	83.94
85.01 - 90.00	322	58,916,464.28	7.51	7.668	622	87.29
90.01 - 95.00	242	36,733,273.25	4.68	7.976	614	86.68
95.01 - 100.00	2,639	323,218,028.27	41.18	7.495	645	83.71
105.01 - 110.00	1	199,675.98	0.03	7.075	653	86.96

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

Min: 9.42
Max: 108.70
Weighted Average: 86.51

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
480 - 499	1	245,481.69	0.03	10.000	485	70.00
500 - 519	250	39,358,955.84	5.01	8.796	510	73.15
520 - 539	268	42,879,873.95	5.46	8.346	530	74.89
540 - 559	320	53,831,313.59	6.86	8.091	550	77.12
560 - 579	308	53,476,559.09	6.81	7.888	569	77.13
580 - 599	622	94,036,521.96	11.98	7.335	590	78.20
600 - 619	919	122,865,032.78	15.65	7.714	610	80.52
620 - 639	849	117,211,247.60	14.93	7.274	630	81.43
640 - 659	637	93,477,511.20	11.91	7.047	649	80.45
660 - 679	422	66,221,682.78	8.44	7.011	669	81.44
680 - 699	275	45,556,406.55	5.80	6.770	688	80.15
700 - 719	142	21,344,259.70	2.72	7.034	709	81.21
720 - 739	114	18,025,565.69	2.30	7.031	728	81.79
740 - 759	50	8,182,609.25	1.04	6.838	749	76.67
760 - 779	30	5,468,205.43	0.70	6.906	768	78.78
780 - 799	18	2,546,491.17	0.32	7.011	788	82.34
800 - 819	3	251,146.18	0.03	7.473	804	82.57

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

Min: 485
Max: 811
NZ Weighted Average: 617

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Cashout Refinance	2,241	412,362,512.91	52.53	7.286	601	75.27
Purchase	2,425	317,638,869.14	40.46	7.599	639	83.61
Rate/Term Refinance	562	54,977,482.40	7.00	8.322	608	84.39

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	4,659	691,239,685.70	88.06	7.480	615	79.32
Condo	373	51,913,261.03	6.61	7.573	634	80.85
Duplex	165	32,529,496.20	4.14	7.494	632	78.23
3-4 Family	31	9,296,421.52	1.18	7.377	632	71.55

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	2,360	368,254,263.23	46.91	7.770	626	79.32
Full	1,951	266,258,459.40	33.92	7.327	612	80.55
Full Doc Plus	912	148,518,979.72	18.92	7.065	605	76.91
Limited	5	1,947,162.10	0.25	7.333	578	81.01

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	5,059	759,001,690.50	96.69	7.478	617	79.41
Non-Owner Occupied	142	20,904,549.17	2.66	7.696	633	74.62
Second Home	27	5,072,624.78	0.65	7.642	604	79.37

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Arizona	134	21,896,291.94	2.79	7.206	602	77.31
California	713	169,080,780.97	21.54	7.091	626	77.82
Colorado	33	4,321,129.98	0.55	7.414	628	81.27
Connecticut	73	11,079,479.95	1.41	7.569	623	77.96
Delaware	17	2,347,330.54	0.30	7.558	595	79.96
Florida	1,355	203,647,051.05	25.94	7.402	622	80.66
Georgia	207	20,170,377.66	2.57	7.985	617	83.47
Hawaii	2	303,176.09	0.04	10.878	540	81.47
Idaho	3	152,717.17	0.02	8.088	627	86.98
Illinois	19	1,796,247.83	0.23	8.102	580	85.39
Indiana	13	890,911.71	0.11	8.176	621	84.30
Iowa	3	311,664.31	0.04	7.514	595	80.00
Kansas	20	1,703,543.65	0.22	7.821	617	80.67
Kentucky	8	922,972.38	0.12	7.639	600	80.04
Louisiana	12	1,003,028.36	0.13	7.716	604	84.30
Maine	2	225,262.12	0.03	8.319	606	87.83
Maryland	159	28,871,601.74	3.68	7.788	599	78.54
Massachusetts	78	13,868,820.37	1.77	7.714	623	77.90
Michigan	73	7,333,832.91	0.93	7.705	621	80.91
Minnesota	30	4,744,258.71	0.60	7.060	613	80.06
Mississippi	5	441,589.31	0.06	8.740	612	85.37
Missouri	60	5,190,120.97	0.66	7.835	614	80.89
Nebraska	1	16,558.48	0.00	9.500	648	100.00
Nevada	82	13,300,472.70	1.69	6.952	633	78.11
New Hampshire	12	1,787,763.01	0.23	7.529	602	80.27
New Jersey	238	51,125,604.29	6.51	7.674	612	75.31
New Mexico	1	174,070.63	0.02	7.700	600	79.96
New York	234	50,832,408.70	6.48	7.595	611	76.34
North Carolina	96	9,653,745.61	1.23	7.560	619	82.11
Ohio	145	12,113,600.18	1.54	8.013	603	82.29
Oklahoma	89	6,880,294.66	0.88	7.662	626	84.77
Oregon	75	10,270,430.78	1.31	7.291	614	80.58
Pennsylvania	57	5,646,036.00	0.72	7.823	606	79.93
Rhode Island	43	6,787,189.99	0.86	7.641	630	81.25
South Carolina	55	5,032,744.07	0.64	8.618	603	83.65
South Dakota	1	151,613.56	0.02	6.860	646	80.00
Tennessee	86	6,830,471.78	0.87	8.084	589	82.05
Texas	680	56,340,114.92	7.18	8.063	602	81.23
Utah	41	4,159,328.18	0.53	7.810	621	83.99
Virginia	138	24,168,747.82	3.08	7.500	610	77.38
Washington	100	15,475,574.06	1.97	7.123	622	80.82
West Virginia	2	338,814.43	0.04	9.032	525	79.99
Wisconsin	32	3,563,640.95	0.45	8.760	609	80.15
Wyoming	1	27,449.93	0.00	9.850	583	100.00

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	1,710	229,650,037.42	29.26	7.897	609	78.75
12	143	24,124,768.23	3.07	7.456	642	79.97
24	2,481	422,242,815.01	53.79	7.270	615	79.27
36	894	108,961,243.79	13.88	7.459	637	80.28

Total:	5,228	784,978,864.45	100.00	7.485	617	79.28

Loans with Penalty: 70.74

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	2,582	502,848,861.10	75.43	7.062	627	78.88
5.501 - 6.000	364	72,596,758.19	10.89	7.440	581	77.02
6.001 - 6.500	431	73,312,089.93	11.00	8.075	561	73.71
6.501 - 7.000	119	17,902,319.71	2.69	9.004	551	67.69

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 5.250
Max: 6.950
Weighted Average (>0): 5.661

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.001 - 10.500	17	3,995,819.09	0.60	5.359	659	76.44
10.501 - 11.000	60	14,190,672.04	2.13	5.822	663	73.61
11.001 - 11.500	140	32,419,110.92	4.86	5.895	649	77.01
11.501 - 12.000	347	77,730,115.86	11.66	6.088	636	75.87
12.001 - 12.500	443	91,686,624.39	13.75	6.438	634	77.12
12.501 - 13.000	659	136,863,559.99	20.53	6.859	627	77.58
13.001 - 13.500	478	88,986,471.13	13.35	7.330	618	77.87
13.501 - 14.000	434	78,640,823.05	11.80	7.811	594	77.59
14.001 - 14.500	279	46,831,714.18	7.02	8.285	581	80.02
14.501 - 15.000	266	43,279,398.98	6.49	8.823	563	79.72
15.001 - 15.500	142	21,228,884.90	3.18	9.304	548	80.63
15.501 - 16.000	121	16,777,069.29	2.52	9.778	554	81.64
16.001 - 16.500	47	5,979,629.89	0.90	10.226	533	79.45
16.501 - 17.000	38	5,188,957.54	0.78	10.688	554	81.74
17.001 - 17.500	16	2,252,287.80	0.34	11.230	543	82.00
17.501 - 18.000	5	369,487.60	0.06	11.633	539	70.42
18.001 - 18.500	3	176,418.19	0.03	12.245	523	70.27
18.501 - 19.000	1	62,984.09	0.01	12.560	513	70.00

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 10.150
Max: 18.560
Weighted Average (>0): 13.133

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	72	18,530,239.92	2.78	5.409	653	76.03
5.501 - 6.000	308	71,433,588.52	10.72	5.835	644	74.94
6.001 - 6.500	467	97,658,351.43	14.65	6.307	637	77.06
6.501 - 7.000	709	148,186,457.64	22.23	6.793	628	77.50
7.001 - 7.500	508	96,610,180.62	14.49	7.281	620	77.90
7.501 - 8.000	464	84,517,350.52	12.68	7.770	598	77.64
8.001 - 8.500	302	50,489,684.44	7.57	8.271	582	79.89
8.501 - 9.000	273	44,431,442.04	6.66	8.769	565	79.85
9.001 - 9.500	148	21,648,284.51	3.25	9.293	549	80.83
9.501 - 10.000	130	18,497,720.90	2.77	9.764	550	81.24
10.001 - 10.500	48	6,151,527.36	0.92	10.218	533	79.47
10.501 - 11.000	41	5,604,037.13	0.84	10.691	554	81.31
11.001 - 11.500	17	2,292,274.02	0.34	11.229	543	81.96
11.501 - 12.000	5	369,487.60	0.06	11.633	539	70.42
12.001 - 12.500	3	176,418.19	0.03	12.245	523	70.27
12.501 - 13.000	1	62,984.09	0.01	12.560	513	70.00

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 5.150
Max: 12.560
Weighted Average (>0): 7.266

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2.000	2,866	542,410,234.48	81.36	7.316	609	77.85
3.000	183	35,603,157.25	5.34	7.440	617	78.04
5.000	447	88,646,637.20	13.30	6.894	629	77.47

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 2.000
Max: 5.000
Weighted Average (>0): 2.452

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	3,496	666,660,028.93	100.00	7.267	612	77.81

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Months to Next Adjustment ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
21	308	65,176,546.14	9.78	7.160	619	78.48
22	1,998	371,248,601.80	55.69	7.298	608	77.80
23	669	126,778,010.01	19.02	7.502	610	77.99
33	14	2,355,903.62	0.35	6.991	604	74.50
34	45	9,662,549.84	1.45	7.222	615	75.40
35	15	2,791,780.32	0.42	7.140	623	76.63
57	36	6,668,169.28	1.00	6.768	638	77.79
58	294	60,780,776.12	9.12	6.863	629	77.46
59	117	21,197,691.80	3.18	7.022	628	77.39

Total:	3,496	666,660,028.93	100.00	7.267	612	77.81

Min: 21
Max: 59
Weighted Average: 27

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.